                                AMENDMENT NO. 31
                                       TO
                                   SCHEDULE A
                                       OF
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund
Delaware U.S. Growth Fund

DELAWARE GROUP CASH RESERVE
Delaware Cash Reserve Fund

DELAWARE GROUP EQUITY FUNDS I
Delaware Balanced Fund

DELAWARE GROUP EQUITY FUNDS II
Delaware Large Cap Value Fund
Delaware Value Fund

DELAWARE GROUP EQUITY FUNDS III
Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend Fund

DELAWARE GROUP EQUITY FUNDS IV
Delaware Growth Opportunities Fund
Delaware Large Cap Growth Fund

DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Aggressive Allocation Portfolio
Delaware Conservative Allocation Portfolio
Delaware Moderate Allocation Portfolio

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund

DELAWARE GROUP GOVERNMENT FUND
Delaware American Government Bond Fund
Delaware Inflation Protected Bond Fund

DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Government Fund

DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

DELAWARE GROUP TAX FREE MONEY FUND
Delaware Tax-Free Money Fund

DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Tax-Free Florida Insured Fund

DELAWARE POOLED TRUST
The All-Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

DELAWARE VIP TRUST
Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series
Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP Global Bond Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free Minnesota Insured Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR MUTUAL FUNDS III
Delaware Large Cap Core Fund
Delaware Select Growth Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

Dated as of August 31, 2006

DELAWARE SERVICE COMPANY, INC.          DELAWARE GROUP ADVISER FUNDS
                                        DELAWARE GROUP CASH RESERVE
                                        DELAWARE GROUP EQUITY FUNDS I
By: Michael P. Bishof                   DELAWARE GROUP EQUITY FUNDS II
    ---------------------------------   DELAWARE GROUP EQUITY FUNDS III
Name: Michael P. Bishof                 DELAWARE GROUP EQUITY FUNDS IV
Title: Senior Vice President/Chief      DELAWARE GROUP EQUITY FUNDS V
       Financial Officer                DELAWARE GROUP FOUNDATION FUNDS
                                        DELAWARE GROUP GLOBAL & INTERNATIONAL
                                           FUNDS
                                        DELAWARE GROUP GOVERNMENT FUND
                                        DELAWARE GROUP INCOME FUNDS
                                        DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                           FUNDS
                                        DELAWARE GROUP STATE TAX-FREE INCOME
                                           TRUST
                                        DELAWARE GROUP TAX FREE FUND
                                        DELAWARE GROUP TAX-FREE MONEY FUND
                                        DELAWARE INVESTMENTS MUNICIPAL TRUST
                                        DELAWARE POOLED TRUST
                                        DELAWARE VIP TRUST
                                        VOYAGEUR INSURED FUNDS
                                        VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                        VOYAGEUR MUTUAL FUNDS
                                        VOYAGEUR MUTUAL FUNDS II
                                        VOYAGEUR MUTUAL FUNDS III
                                        VOYAGEUR TAX FREE FUNDS


                                        By: Patrick P. Coyne
                                            ------------------------------------
                                        Name: Patrick P. Coyne
                                        Title: President/Chief Executive Officer


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